UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 28, 2017

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 28, 2017 the Board of Directors of the Registrant adopted an amendment to Section 1 of Article IV of the Bylaws increasing the maximum number of directors from 10 to 11, effective immediately.

A copy of the amended and restated bylaws is included as Exhibit 3.2 to this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2017, the Board of Directors of both the Registrant and its wholly owned subsidiary, Dime Community Bank (the “bank”) appointed Rosemarie Chen as a Director of both the Registrant and the bank effective immediately.  Ms. Chen will serve as a Director with a term expiring on the date of the Company’s annual meeting of Shareholders in 2018.  No determination has yet been made as to which committees  Ms. Chen will be appointed.

Ms. Chen is a Financial Services Leader within the Talent & Rewards Segment at Willis Towers Watson, an independent registered global advisory, broking and solutions company.  There is no arrangement or understanding between Ms. Chen and any other person pursuant to which Ms. Chen was appointed to the Board.  Ms. Chen is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K.

A copy of the news release announcing Ms. Chen’s appointment as Director is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Dime Community Bancshares, Inc.
99.1	Press release of the Registrant, dated September 28, 2017, announcing the appointment of Rosemarie Chen as Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ JAMES L. RIZZO
James L. Rizzo
Senior Vice President and Comptroller
(Principal Financial Officer)

Dated: October 4, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Dime Community Bancshares, Inc.
99.1	Press release of the Registrant, dated September 28, 2017, announcing the appointment of Rosemarie Chen as Director.